UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 6, 2018

Qumu Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

510 1st Avenue North, Suite 305
Minneapolis, MN	55403
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1 through 6, 8 and 9 are not applicable and therefore omitted.
ITEM 7.01    REGULATION FD DISCLOSURE.

As previously reported, Qumu Corporation (the “Company”) and other shareholders of BriefCam, Ltd. (“BriefCam”) entered into a stock purchase agreement on May 7, 2018 with Canon Inc. (“Canon”) by which Canon agreed to acquire BriefCam.

On July 3, 2018, BriefCam announced that Canon had completed its acquisition of BriefCam.

On July 6, 2018, the Company received approximately $9,678,000 from the closing proceeds in payment for its shares of BriefCam. The Company’s originally acquired its shares of BriefCam for $3,144,000. The Company expects to incur approximately $40,000 in federal and state tax on the gain on the sale of its shares of BriefCam, resulting in estimated net proceeds of approximately $9,638,000. The Company may receive up to $183,000 in additional proceeds, or such lesser amount as may remain after purchase price adjustments and indemnity claims, over a period of up to three years following the closing.

As of June 30, 2018, the Company had outstanding $10,414,000 in principal and interest outstanding under the term loan credit agreement dated January 12, 2018 with ESW Holdings, Inc. Under the term loan credit agreement, a voluntary prepayment by the Company of the loan to ESW Holdings Inc. using proceeds received in connection with the disposition of the Company’s investment in BriefCam will not trigger a prepayment fee.

The Company’s Board of Directors is evaluating the use of the net proceeds from the sale of the Company’s BriefCam shares to optimize the Company’s capital structure.

Forward-Looking Statements

This report contains forward-looking statements concerning the expected tax effects of the Company’s disposition of its investment in BriefCam and the evaluation by the Board of Directors of the use of the net proceeds from the disposition. Forward-looking statements generally may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that the tax effects will be different than expected resulting in lower net proceeds to the Company than expected. These factors are not intended to be an all-encompassing list of risks and uncertainties. The factors described in the context of such forward-looking statements in this release could cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as at the date hereof. The Company expressly disclaims any obligation to update or correct these forward-looking statements except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ David G. Ristow
David G. Ristow
Chief Financial Officer

Date: July 6, 2018